UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 4, 2013
COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No.  1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code
Registrant's telephone number, including area code:  (973) 994-3999
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 4, 2013, Columbia Laboratories (Bermuda) Ltd., a wholly owned subsidiary of Columbia Laboratories, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Second Amended and Restated License and Supply Agreement (the “Agreement”) with Ares Trading S.A., an affiliate of Merck Serono S.A. (“Merck Serono”), to extend the expiration date of the Agreement from May 19, 2015, to May 19, 2020.

Pursuant to the Agreement, Merck Serono holds marketing rights to CRINONE® (progesterone gel) for all countries worldwide, except the United States. Pursuant to the Amendment, Merck Serono will continue to purchase CRINONE exclusively from the Company on a country by country basis at the greater of (i) the cost of goods plus 20%, or (ii) a percentage of Merck Serono's net selling price. As sales volumes increase, percentage payments on incremental sales tiers are reduced. Additionally, Columbia will participate in the benefit of any mutually agreed cost savings initiatives. Actavis, Inc. (NYSE: ACT) holds marketing rights to CRINONE® in the United States

The foregoing is a summary of the terms of the Amendment and does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto with portions omitted and filed separately with the SEC pursuant to a request for confidential treatment. Exhibit 10.1 to this Current Report on Form 8-K is a redacted copy of the Amendment and is incorporated herein by reference.

Item 7.01 REGULATION FD DISCLOSURE.

On April 4, 2013, the Company issued a press release entitled, “Columbia Laboratories Extends Agreement with Merck Serono for CRINONE Ex-U.S. into 2020” (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 7.01 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1
Amendment No. 1 effective as of April 4, 2013, to the Second Amended and Restated License and Supply Agreement between Columbia Laboratories (Bermuda) Ltd. and Ares Trading S. A. (portions of which have been omitted pursuant to a request for confidential treatment under Rule 424b-2 of the Securities Act of 1934, as amended) (the Second Amended and Restated License and Supply Agreement previously filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K dated May 14, 2010).

99.1	Press Release dated April 9, 2013, entitled “Columbia Laboratories Extends Agreement with Merck Serono for CRINONE Ex-U.S. into 2020.”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA LABORATORIES, INC.
Date: April 4, 2013	By:	/S/ Jonathan Lloyd Jones
	Name:	Jonathan Lloyd Jones
	Title:	Vice President & Chief Financial Officer